Annual
Report

                                                     December 31, 1997

Franklin Asset Allocation Fund


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


SHAREHOLDER LETTER

Your Fund's Objective: Franklin Asset Allocation Fund seeks to provide total return through investment in common stocks, investment grade corporate and U.S. government bonds, short-term money market instruments, securities of foreign issuers and real estate securities. The fund places secondary emphasis on reduced risk over time.

Dear Shareholder:

We are pleased to bring you the annual report of the Franklin Asset Allocation Fund for the twelve months ended December 31, 1997.

During the first quarter of 1997, Gross Domestic Product (GDP) expanded at an annualized rate of 4.9%, and in March, the Federal Reserve Board (the Fed) responded by raising the federal funds rate from 5.25% to 5.50%. In the second, third, and fourth quarters, growth slowed to 3.3%, 3.1%, and 4.3%, respectively. With inflation remaining benign, the Fed found no reason to raise interest rates further and left them unchanged for the remainder of the year.

You may find a complete listing of the fund's portfolio holdings, including the number of shares and dollar value, beginning on page 11 of this report.

Lisa Costa
Portfolio Manager
Franklin Asset Allocation Fund

CONTENTS

Shareholder Letter ...........................................        1
Performance Summary...........................................        6
Financial Highlights &
Statement of Investments .....................................       10
Financial Statements .........................................       16
Notes to
Financial Statements .........................................       19
Report of
Independent Accountants.......................................       23
Tax Designation ..............................................       24


GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

In Asia, many countries experienced economic turmoil and devalued their currencies during the latter part of the reporting period. As a result, many U.S. companies that export to Asia were faced with potentially declining revenues, and the U.S. stock market experienced severe volatility for the remainder of the year. The Dow Jones(R) Industrial Average, at or near record highs in early October, declined 12.44% later in the month. By early December, it had regained most of its losses, only to suffer another correction later that month. Despite this volatility, the index rose 24.99%1 for the year. The U.S. fixed-income market performed well as many investors moved their money from stocks to bonds in a flight to safety. Within this environment, Franklin Asset Allocation Fund delivered a +15.24% one-year cumulative total return, as discussed in the Performance Summary on page 6. Over the same period, the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) advanced 33.36% and long-term bonds, as measured by the Lehman Brothers Government/Corporate Bond Index, returned 9.76%.2


1. Source: Micropal.
2. Source: Micropal.

Indices are unmanaged and include reinvested dividends or interest. One cannot invest directly in an index.

The business cycle reached its economic peak during the first half of 1997. In contrast to previous cycles, the one element that was missing during this phase was significant inflation. Because of this, our emphasis on the basic materials sector proved disappointing. Although this sector generally benefits when peak business cycle activity forces manufacturers to run at full capacity, it earned less than we expected due to pricing pressures from foreign competitors and the lack of significant inflation. We reduced our exposure to this area by taking profits in our paper and forest products stocks, including Weyerhaeuser Co., Willamette Industries Inc., and Union Camp Corp. We also sold for a profit our holdings in Aluminum Company of America; and sold Inco, a nickel producer, and Ispat International, a steel manufacturer. As a result, our weighting in the basic materials sector decreased from 10.72% of total net assets at the beginning of the reporting period, to 6.44% on December 31, 1997.

Throughout the reporting period, we used the proceeds from the sales of securities in economically sensitive groups to increase our exposure to defensive sectors like consumer staples, utilities, and bonds. Believing that it offered excellent value and had adequate reserves for any settlement necessitated by tobacco litigation, we initiated a position in Philip Morris Cos., Inc. We also bought convertible preferred stock shares in Newell Corp., a diversified manufacturer in the housewares industry, and increased our position in Nestle, SA.

We added to our holdings of utility stocks Duke Energy Co., Southern Company, and Enron Corp., and bought shares of real estate investment trusts (REITs), such as Arden Realty, Public Storage Inc., and Patriot American Hospitality Inc. In our opinion, both groups offered investors dividend yields that supported their equity prices. Overall, our holdings in REITs, utilities, and consumer staples increased during the reporting period, from 14.9% of total net assets on December 31, 1996, to 18.6% on December 31, 1997.

Top 10 Sectors
12/31/97
                                                % of Total
Sector                                          Net Assets
Consumer Staples                                   8.6%
Technology                                         8.1%
Energy                                             7.1%
Real Estate                                        6.5%
Basic Materials                                    6.4%
Health Care                                        5.1%
Capital Goods                                      4.4%
Financials                                         4.0%
Consumer Cyclicals                                 3.9%
Utilities                                          3.5%

In the health care group, we increased our positions in Roche Holding AG and Novartis AG. In our opinion, these European pharmaceutical companies were selling at better valuations than many of their domestic counterparts.

Despite market volatility, we maintained our core positions in technology companies, such as Intel Corp., Cisco Systems, and Oracle Corp. as we believe they offer products and services unmatched by competitors. However, attempting to minimize the effects of dramatic price swings, we hedged these positions with options. Our short-term capital gains distribution to shareholders included gains from our option positions.

Looking forward, we are cautious as we enter 1998. Never before has the stock market experienced three consecutive years of better-than-20% returns, and, in our opinion, the business cycle was entering a period of contraction at the end of the reporting period. Anticipating this, we repositioned our asset mix to contain approximately 60% equities and 20% cash. Since they tend to perform well during times of global economic uncertainty, we increased our exposure to bonds to 19.2%, up from 14.6% on December 31, 1996. Our stock positions include companies that could provide a stable stream of earnings and which are less economically sensitive. If the Asian currency crisis adversely affects our economy and GDP slows dramatically, the Fed may be inclined to lower interest rates, thereby setting the stage for the business cycle's next expansionary phase.

This discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We appreciate your participation in Franklin Asset Allocation Fund and welcome your comments and suggestions.

Sincerely,

Lisa Costa
Portfolio Manager
Franklin Asset Allocation Fund

Top 10 Equity Holdings
12/31/97

Company,                                     % of Total
Industry                                     Net Assets
Philip Morris Cos., Inc.,
Tobacco                                           1.77%
BankAmerica Corp.,
Banks - Money Centers                             1.63%
Time Warner Inc.,
Entertainment/Broadcast
Media                                             1.56%
Costco Cos. Inc.,
Retail - General Merchandise                      1.49%
Enron Corp.,
Natural Gas                                       1.39%
Air Products &
Chemicals Inc., Chemicals                         1.38%
Exxon Corp.,
Oil - International Integrated                    1.37%
Schlumberger Ltd.,
Oil & Gas Drilling                                1.35%
Arthur J. Gallagher & Co.,
Insurance                                         1.34%
Sigma-Aldrich Corp.,
Chemicals - Specialty                             1.33%

PERFORMANCE SUMMARY

Franklin Asset Allocation Fund provided a +15.24% cumulative total return for the 12-month period ended December 31, 1997. Of course, we believe it is important for shareholders to view their investments with a long-term perspective. As you can see from the table on page 9, the fund delivered a +96.24% cumulative total return for the five-year period ended on the same date.

The fund's share price, as measured by net asset value, increased $0.73, from $8.32 on December 31, 1996, to $9.05 on December 31, 1997. During the reporting period, shareholders received per-share distributions of 14.90 cents ($0.1490) in dividend income, 17.30 cents ($0.1730) in short-term capital gains, and 20.10 cents ($0.2010) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The first graph on page 8 compares the fund's performance over the past 10 years with the performance of two unmanaged indices, the Standard and Poor's 500 Stock Index (S&P 500) and the Lehman Brothers Government/Corporate Bond Index. The graph also includes the Consumer Price Index (CPI).

The second graph compares the fund's performance with that of the same indices since May 1991, when the fund's portfolio and basic investment strategy changed. Since this change, the fund's performance has been more consistent with the performance of the S&P 500, generally underperforming during exceptionally strong stock market rises because of its asset allocation among equities, bonds, and cash, rather than equities alone. It is also worth noting that the fund has outperformed the Lehman Brothers index during most of this period. Both graphs show how an investment in the fund has kept your purchasing power well ahead of inflation, as measured by the CPI.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. The indices' performance would have been lower if the fund's costs had been applied to them. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Periods ended 12/31/97

                                          One-            Five-          Ten-
                                          Year            Year           Year
Cumulative Total Return1                  15.24%          96.24%      238.28%
Average Annual Total Return2              10.08%          13.40%       12.45%
Value of $10,000 Investment3             $11,008         $18,755      $32,326
30-Day Standardized Yield:4 1.85%
                    12/31/93        12/31/94     12/31/95      12/31/96 12/31/97
One-Year
Total Return5         18.51%           0.48%       21.79%      17.41%   15.24%



1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the current maximum 4.5% initial sales charge. See Note below.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the sales charge.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended December 31, 1997.
5. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the sales charge.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 Plan, which affects subsequent performance.
On August 1, 1996, the fund's name was changed from Franklin Premier Return Fund to better reflect its investment strategy and philosophy. The fund's shareholders also voted to modify its investment objective, from high current return and relative stability of principal, to total return with a secondary emphasis on reduced risk over time.
All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


FRANKLIN ASSET ALLOCATION FUND
Financial Highlights


                                                                         Year Ended December 31,
                                                          1997       1996        1995        1994       1993
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year................       $8.32      $7.25       $6.11       $6.22      $5.40
Income from investment operations:
 Net investment income............................         .15        .14         .18         .14        .13
 Net realized and unrealized gains (losses).......        1.10       1.11        1.14        (.11)       .86
Total from investment operations..................        1.25       1.25        1.32         .03        .99
Less distributions from:
 Net investment income............................        (.15)      (.15)       (.18)       (.14)      (.17)
 Net realized gains...............................        (.37)      (.03)      --          --         --
Total distributions...............................        (.52)      (.18)       (.18)       (.14)      (.17)
Net asset value, end of year......................       $9.05      $8.32       $7.25       $6.11      $6.22

Total return*.....................................       15.24%     17.41%      21.79%        .46%     18.38%
Ratios/supplemental data
Net assets, end of year (000's)...................  $89,630    $56,867     $39,319     $25,631    $22,877
Ratios to average net assets:
 Expenses.........................................        1.12%      1.21%       1.17%       1.27%      1.00%
 Net investment income............................        1.73%      1.86%       2.86%       2.29%      2.15%
Portfolio turnover rate...........................       54.57%     60.11%      62.01%      45.18%     20.49%
Average commission rate paid**....................   $.0638     $.0622      $.0640          --         --


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were invested at the offering price.
**Relates to purchases and sales of equity securities. Prior to December 31, 1995 disclosure of average commission rate was not required.

See notes to financial statements.


FRANKLIN ASSET ALLOCATION FUND
Statement of Investments, December 31, 1997

                                                                                       SHARES      VALUE
    Common Stocks and Options 59.9%
    Banks - Money Center 1.6%

    BankAmerica Corp. ............................................................      20,000$ 1,460,000
                                                                                            -------------
    Beverages - Non-Alcoholic 1.1%
    Panamerican Beverages, Inc., Class A (Mexico) ................................      30,000    978,750
                                                                                            -------------
    Biotechnology 1.6%
 a  Genzyme Corp., General Division...............................................      22,500    624,375
 a  Vertex Pharmaceuticals, Inc. .................................................      25,000    825,000
                                                                                            -------------
                                                                                                1,449,375
                                                                                            -------------
    Chemicals 2.2%
    Air Products & Chemicals, Inc.* ..............................................      15,000  1,233,750
    Air Products & Chemicals, Inc., put options, expire March 98, strike price 75.       5,000      5,000
    Du Pont (E.I.) De Nemours & Co. ..............................................      12,500    750,781
                                                                                            -------------
                                                                                                1,989,531
                                                                                            -------------
    Chemicals - Specialty 2.6%
    Betzdearborn, Inc. ...........................................................      10,000    610,625
    Hanna (M.A.) Co. .............................................................      20,000    505,000
    Sigma-Aldrich Corp. ..........................................................      30,000  1,192,500
                                                                                            -------------
                                                                                                2,308,125
                                                                                            -------------
    Communication Equipment Manufacturers 1.0%
    Ericsson (LM) Co., Sponsored ADR (Sweden).....................................      10,000    373,125
 a  Tellabs, Inc. ................................................................      10,000    528,750
                                                                                            -------------
                                                                                                  901,875
                                                                                            -------------
    Computer Hardware 1.3%
    Hitachi, Ltd. (Japan).........................................................      55,000    391,744
    NEC Corp. (Japan).............................................................      70,000    745,194
                                                                                                1,136,938
    Computer Software 1.4%
 aOracle Corp. ...................................................................      30,000    669,375
 a  Parametric Technology Corp.  .................................................      12,500    592,188
                                                                                            -------------
                                                                                                1,261,563
                                                                                            -------------
    Computers - Networking .9%
 a  Cisco Systems, Inc.* .........................................................      15,000    836,250
                                                                                            -------------
    Containers - Metal & Glass .8%
 a  Owens-Illinois, Inc. .........................................................      20,000    758,750
                                                                                            -------------
    Data Collection Equipment Manufacturers .9%
    Symbol Technologies, Inc. ....................................................      22,100    834,275
                                                                                            -------------
    Electric Utilities 2.1%
    Duke Energy Corp. ............................................................      15,000    830,625
    Southern Co. .................................................................      40,000  1,035,000
                                                                                            -------------
                                                                                                1,865,625
                                                                                            -------------
    Electronic Semiconductors 2.4%
    Intel Corp. ..................................................................      15,000$ 1,053,750
    Linear Technology Corp.*......................................................      10,000    576,250
 a  Xilinx, Inc. .................................................................      15,000    525,938
                                                                                            -------------
                                                                                                2,155,938
                                                                                            -------------
    Energy - Drilling & Equipment .6%
 a  EVI, Inc. ....................................................................      10,000    517,500
                                                                                            -------------
    Entertainment/Broadcast Media 1.6%
    Time Warner, Inc. ............................................................      22,500  1,395,000
                                                                                            -------------
    Foods 2.1%
    Nabisco Holdings Corp., Class A ..............................................      20,000    968,750
    Nestle, SA (Switzerland) .....................................................         580    868,621
                                                                                            -------------
                                                                                                1,837,371
                                                                                            -------------
    Gold & Precious Metal Mining .5%
    Newmont Mining Corp. .........................................................      15,000    440,625
                                                                                            -------------
    Health Care - Diversified 1.1%
    Abbott Laboratories ..........................................................      15,000    983,438
                                                                                            -------------
    Health Care - Pharmaceuticals 2.3%
    Novartis, AG (Switzerland)....................................................         550    893,682
 a  Penederm, Inc. ...............................................................      30,000    300,000
    Roche Holding, AG (Switzerland)...............................................          90    893,134
                                                                                            -------------
                                                                                                2,086,816
                                                                                            -------------
    Household Products .9%
    Procter & Gamble Co. .........................................................      10,000    798,125
                                                                                            -------------
    Insurance 2.4%
    Arthur J. Gallagher & Co. ....................................................      35,000  1,205,313
    Hartford Life, Inc., Class A..................................................      20,000    906,250
                                                                                            -------------
                                                                                                2,111,563
                                                                                            -------------
    Manufacturing - Specialized 2.6%
 a  Thermo Electron Corp. ........................................................      22,500  1,001,250
 a  U.S. Filter Corp. ............................................................      20,000    598,750
 a  Waters Corp. .................................................................      20,000    752,500
                                                                                            -------------
                                                                                                2,352,500
                                                                                            -------------
    Metals/Mining 1.1%
    Rio Tinto, Plc., Sponsored ADR (United Kingdom)...............................      20,000  1,035,000
                                                                                            -------------
    Natural Gas 1.4%
    Enron Corp. ..................................................................      30,000  1,246,875
                                                                                            -------------
    Oil - Domestic Integrated .6%
    Unocal Corp. .................................................................      15,000    582,188
                                                                                            -------------
    Oil - Exploration & Production .7%
    Anadarko Petroleum Corp. .....................................................      10,000    606,875
                                                                                            -------------
    Oil - International Integrated 2.7%
    Chevron Corp. ................................................................      15,000$ 1,155,000
    Exxon Corp. ..................................................................      20,000  1,223,750
                                                                                            -------------
                                                                                                2,378,750
                                                                                            -------------
    Oil & Gas Drilling 2.5%
    Helmerich & Payne, Inc. ......................................................      15,000  1,018,125
    Schlumberger, Ltd.*...........................................................      15,000  1,207,500
                                                                                            -------------
                                                                                                2,225,625
                                                                                            -------------
    Personal Care .9%
    Estee Lauder Cos., Class A ...................................................      15,000    771,563
                                                                                            -------------
    Real Estate Investment Trusts 6.5%
    Arden Realty, Inc. ...........................................................      30,000    922,500
    FelCor Suite Hotels, Inc. ....................................................      15,000    532,500
    Patriot American Hospitality, Inc. ...........................................      30,000    862,500
    Public Storage, Inc. .........................................................      35,000  1,028,125
 a  Security Capital Group, Class B ..............................................      20,000    650,000
    Simon DeBartolo Group, Inc. ..................................................      20,000    653,750
    Starwood Lodging Trust .......................................................      20,000  1,157,500
                                                                                            -------------
                                                                                                5,806,875
                                                                                            -------------
    Retail - General Merchandise 3.3%
 a  Costco Cos., Inc.*............................................................      30,000  1,338,750
    Dayton Hudson Corp. ..........................................................      15,000  1,012,500
    Wal-Mart Stores, Inc. ........................................................      15,000    591,563
                                                                                            -------------
                                                                                                2,942,813
                                                                                            -------------
    Retail - Specialty .6%
    Talbots, Inc. ................................................................      30,000    543,750
                                                                                            -------------
    Service - Transportation & Logistics .7%
    C.H. Robinson Worldwide, Inc. ................................................      30,000    671,250
                                                                                            -------------
    Telecommunications 1.6%
 a  China Telecom, Ltd., ADR (Hong Kong)..........................................      15,100    506,794
    Portugal Telecom, SA (Portugal)...............................................      20,300    941,929
                                                                                            -------------
                                                                                                1,448,723
                                                                                            -------------
    Tobacco 2.2%
    Philip Morris Cos., Inc. .....................................................      35,000  1,585,938
    RJR Nabisco Holdings Corp. ...................................................      10,000    375,000
                                                                                            -------------
                                                                                                1,960,938
                                                                                            -------------
    Trucking 1.1%
    Reuters Holdings, Plc., Sponsored ADR (United Kingdom)........................      15,000    993,750
                                                                                            -------------
    Total Common Stocks and Options (Cost $42,151,255)............................             53,674,908
                                                                                            -------------
    Preferred Stocks .9%
 a  Newell Financial Trust I, cvt., 144A (Cost $757,943)..........................      15,000    783,750
                                                                                            -------------


                                                                                      PRINCIPAL
                                                                                       AMOUNT      VALUE
    Bonds 19.2%
    Convertible Bonds 3.4%
    Interpublic Group Cos. Inc., cvt. sub. deb., 144A, 1.80%, 9/16/04............. $ 1,000,000  $ 828,750
    Rite Aid Corp., cvt. sub. notes, 144A, 5.25%, 9/15/02.........................     800,000    868,000
    Thermo Instrument Systems, Inc., cvt. deb., 144A, 4.50%, 10/15/03 ............     700,000    805,000
    U.S. Cellular Corp., cvt. notes, 0.00%, 6/15/15...............................   1,500,000    541,875
                                                                                            -------------
    Total Convertible Bonds (Cost $2,873,212)                                                   3,043,625
                                                                                            -------------
    Corporate Bonds .7%
    Dayton Hudson Co., deb., 8.60%, 1/15/12 ......................................     250,000    292,945
    Georgia Pacific Corp., deb., 9.125%, 7/01/22 .................................     100,000    111,987
    Panamerican Beverages, Inc., senior notes, 8.125%, 4/01/03 (Mexico)...........     250,000    268,320
                                                                                            -------------
    Total Corporate Bonds (Cost $596,005)                                                         673,252
                                                                                            -------------
    U.S. Government Securities 15.1%
    U.S. Treasury Bonds, 6.00% - 8.00%, 11/15/21 - 2/25/26 .......................   3,150,000  3,353,626
    U.S. Treasury Notes, 5.875% - 7.25%, 10/31/98 - 8/15/07 ......................   9,000,000  9,183,288
    U.S. Treasury Notes, Inflation-Indexed, 3.375%, 1/15/07.......................   1,019,890    993,755
                                                                                            -------------
    Total U.S. Government Securities (Cost $13,135,969)                                        13,530,669
                                                                                            -------------
    Total Bonds (Cost $16,605,186)                                                             17,247,546
                                                                                            -------------
    Total Long Term Investments (Cost $59,514,384)                                             71,706,204
                                                                                            -------------
 b  Repurchase Agreements 20.1%
    Joint Repurchase Agreement, 6.285%, 1/02/98,
 (Maturity Value $18,082,814) (Cost $18,076,502) ................................. 18,076,502  18,076,502
                                                                                            -------------
     BancAmerica Robertson Stephens (Maturity Value $560,566)
     Barclays Capital Group, Inc. (Maturity Value $1,663,619)
     BT Alex Brown, Inc. (Maturity Value $1,555,122)
     Chase Securities, Inc. (Maturity Value $1,663,619)
     CIBC Wood Gundy Securities Corp. (Maturity Value $1,663, 619)
     Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $1,663, 619)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,663,619)
     Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $1,663,619)
     Greenwich Capital Markets, Inc. (Maturity Value $994,555)
     Paribas Corp. (Maturity Value $1,663,619)
     SBC Warburg Dillon Read, Inc. (Maturity Value $1,663,619)
     UBS Securities, L.L.C. (Maturity Value $1,663,619)
      Collateralized by U.S. Treasury Bills and Notes
    Total Investments (Cost $77,590,886) 100.1% ..................................             89,782,706
    Open Call Options Written (Premiums Received $173,794) ( .1%).................               (122,345)
    Other Assets, less Liabilities................................................                (30,177)
                                                                                            -------------
    Net Assets 100.0%.............................................................            $89,630,184
                                                                                            =============


                                                                     EXPIRATION STRIKE    SHARES
    DATE                                                                PRICE  OPTIONED    VALUE
 Call Options Written
Air Products & Chemicals, Inc.                                        March 98     80    10,000  $ 57,500
 Cisco Systems, Inc.                                                  January 98   565/8  5,000     8,282
 Linear Technology Corp.                                              February 98  75    10,000     8,125
 Schlumberger, Ltd.                                                   January 98   90     5,000     1,563
 Costco Cos., Inc.                                                    January 98   40    10,000    46,875
                                                                                     ----------  --------
 Total Call Options Written (Premiums Received $173,794)                                 40,000  $122,345
                                                                                     ==========  ========


*Portion of the security is segregated as collateral for call options written. aNon-income producing.
bSee Note 1 regarding joint repurchase agreements.

FRANKLIN ASSET ALLOCATION FUND
Financial Statements

Statement of Assets and Liabilities
December 31, 1997



Assets:
 Investments in securities, at value (cost $59,514,384)......................................  $71,706,204
 Repurchase agreements, at value and cost ...................................................   18,076,502
 Receivables:
Investment securities sold...................................................................      622,559
Capital shares sold..........................................................................      200,936
Dividends and interest.......................................................................      316,519
                                                                                             -------------
Total assets.................................................................................   90,922,720
                                                                                             -------------
Liabilities:
 Payables:
Investment securities purchased..............................................................      573,400
Capital shares redeemed......................................................................      150,236
Affiliates...................................................................................       90,112
Shareholders.................................................................................      328,884
 Options written, at value (premiums received $173,794)......................................      122,345
 Other liabilities...........................................................................       27,559
                                                                                             -------------
Total liabilities............................................................................    1,292,536
                                                                                             -------------
 Net assets, at value........................................................................  $89,630,184
                                                                                             =============
Net assets consist of:
 Undistributed net investment income.........................................................     $ 79,306
 Net unrealized appreciation.................................................................   12,243,269
 Accumulated net realized gain...............................................................      439,059
 Capital shares..............................................................................   76,868,550
                                                                                             -------------
Net assets, at value.........................................................................  $89,630,184
                                                                                             =============
Net asset value per share ($89,630,184 / 9,902,204 shares outstanding)*......................        $9.05
                                                                                             =============
Maximum offering price per share ($9.05 / 95.5%).............................................        $9.48
                                                                                             =============

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
Financial Statements (continued)

Statement of Operations
for the year ended December 31, 1997
Investment income:

(net of foreign taxes of $10,849)
 Dividends........................................................................   $ 762,891
 Interest.........................................................................   1,345,609
                                                                                 -------------

Total investment income...........................................................              $2,108,500
Expenses:
 Management fees (Note 3).........................................................     461,208
 Distribution fees (Note 3).......................................................     181,480
 Transfer agent fees (Note 3).....................................................      94,412
 Custodian fees...................................................................       3,601
 Reports to shareholders..........................................................      34,533
 Registration and filing fees.....................................................      26,264
 Professional fees................................................................      18,137
 Trustees' fees and expenses......................................................       6,163
 Other............................................................................       3,417
                                                                                 -------------
Total expenses....................................................................                 829,215
                                                                                             -------------

 Net investment income............................................................               1,279,285
                                                                                             -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments.....................................................................   3,192,617
  Transactions in written options which expired or were closed (Note 5)...........     295,127
  Foreign currency transactions...................................................      (2,449)
                                                                                 -------------
Net realized gain.................................................................               3,485,295
 Net unrealized appreciation on:
Investments.......................................................................   4,895,909
Options...........................................................................      39,424
                                                                                 -------------
Net unrealized appreciation.......................................................               4,935,333
                                                                                             -------------
Net realized and unrealized gain..................................................               8,420,628
                                                                                             -------------
Net increase in net assets resulting from operations..............................              $9,699,913
                                                                                             =============

                                            See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 1997 and 1996


                                                                                     1997         1996
Increase (decrease) in net assets:
 Operations:
  Net investment income........................................................  $ 1,279,285    $ 874,719
  Net realized gain from investments, options and foreign currency transactions    3,485,295      976,320
  Net unrealized appreciation on investments...................................    4,935,333    5,670,859
                                                                                --------------------------
      Net increase in net assets resulting from operations.....................    9,699,913    7,521,898
 Distributions to shareholders from:
  Net investment income........................................................   (1,226,791)    (915,260)
  Net realized gains...........................................................   (3,456,153)    (215,956)
                                                                                --------------------------
 Total distributions to shareholders...........................................   (4,682,944)  (1,131,216)
 Capital share transactions (Note 2)...........................................   27,745,965   11,157,925
                                                                                --------------------------
      Net increase in net assets...............................................   32,762,934   17,548,607
Net assets:
 Beginning of year.............................................................   56,867,250   39,318,643
                                                                                --------------------------
 End of year...................................................................  $89,630,184  $56,867,250
                                                                                ==========================
Undistributed net investment income included in net assets
 End of year...................................................................     $ 79,306     $ 29,261
                                                                                ==========================


See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Asset Allocation Fund (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The Trust consists of one fund (the Fund). The Fund's investment objective is total return. The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gains or losses from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1997, all outstanding repurchase agreements held by the Fund had been entered into on that date.

d. Options:

In order to produce incremental income or protect against changes in the value of the underlying securities, the Fund may buy put and call options, and write put and covered call options.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. When an option is exercised, the cost of the security for a purchased put or call option is adjusted by amount of the premium received or paid. The Fund also has the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Options: (cont.)

Premiums received by the Fund upon writing put or covered call options are recorded as an asset and an equivalent liability which is subsequently adjusted daily to equal the current market value of the option written. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. All collateral covering written options are held in a segregated account by the custodian bank.

e. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

g. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

At December 31, 1997, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                                        Year Ended December 31,
                                           1997                    1996
                                    Shares      Amount       Shares     Amount
Shares sold                       3,999,853 $36,150,348   2,278,018 $17,832,540
Shares issued in
 reinvestment of distributions      460,518   4,097,788     116,229     926,122
Shares redeemed                  (1,392,075)(12,502,171)   (983,856) (7,600,737)
Net increase                      3,068,296 $27,745,965   1,410,391 $11,157,925

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment adviser, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund on the last business day of the month as follows:

      Annualized Fee Rate  Month-End Net Assets
      .625%             First $100 million
      .500%             Over $100 million, up to and including $250 million
      .450%             In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of average daily net assets for costs incurred in marketing the Fund's shares.

For the year ended December 31, 1997, Distributors paid net commissions on sales of the Fund's shares of $39,847.

For the year ended December 31, 1997, the Fund paid transfer agent fees of $94,412, of which $86,062 was paid to Investor Services.

4. INCOME TAXES

At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $77,626,494 was as follows:

      Unrealized appreciation                   $13,793,173
      Unrealized depreciation                    (1,636,961)
      Net unrealized appreciation               $12,156,212

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997, aggregated $47,301,537 and $32,715,798, respectively.

Transactions in written options for the year ended December 31, 1997 were as follows:

                                                      Call
                                                     Number
                                          Amount of of Shares
                                          Premiums  Optioned
Outstanding at December 31, 1996              $--        --
Options written                           742,038   192,500
Options expired                          (113,865)  (32,500)
Options exercised                         (89,015)  (30,000)
Options closed                           (365,364)  (90,000)
Options outstanding at December 31, 1997 $173,794    40,000

FRANKLIN ASSET ALLOCATION FUND
Report of Independent Accountants


To the Shareholders and Board of Trustees of Franklin Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Franklin Asset Allocation Fund, including the statement of investments as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Asset Allocation Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
San Francisco, California
February 3, 1998










Franklin Asset Allocation - Annual Report December 31, 1997

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the Asset Distribution based on total net assets. Period ended 12/31/97

Equity                       60.8%
Fixed-Income Securities      19.2%
Cash & Equivalents           20.0%

GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the Franklin Asset Allocation Fund Class I shares to that of the S&P 500 Stock Index, the LB Gov't./ Corp. Bond Index and the CPI based on a $10,000 investment from 1/1/88 to 12/31/97.





                 FR. ASSET
                ALLOCATION -              LB GOV/CORP
    DATE          CLASS I      S&P 500    BOND INDEX      CPI       S&P %       LB %      CPI %
--------------------------------------------------------------------------------------------------
   1/1/88         $9,556       $10,000      $10,000     $10,000
   1/31/88        $9,788       $10,421      $10,343     $10,026     4.21%      3.43%      0.26%
   2/28/88        $10,251      $10,907      $10,462     $10,052     4.66%      1.15%      0.26%
   3/31/88        $10,116      $10,570      $10,358     $10,095    -3.09%      -0.99%     0.43%
   4/30/88        $10,208      $10,687      $10,298     $10,148     1.11%      -0.58%     0.52%
   5/31/88        $10,308      $10,779      $10,229     $10,182     0.86%      -0.67%     0.34%
   6/30/88        $10,706      $11,274      $10,460     $10,226     4.59%      2.26%      0.43%
   7/31/88        $10,770      $11,231      $10,401     $10,269    -0.38%      -0.57%     0.42%
   8/31/88        $10,564      $10,849      $10,428     $10,312    -3.40%      0.26%      0.42%
   9/30/88        $10,955      $11,311      $10,656     $10,381     4.26%      2.19%      0.67%
  10/31/88        $11,056      $11,626      $10,845     $10,416     2.78%      1.77%      0.33%
  11/30/88        $10,971      $11,459      $10,722     $10,424    -1.43%      -1.13%     0.08%
  12/31/88        $11,259      $11,660      $10,759     $10,442     1.75%      0.34%      0.17%
   1/31/89        $11,809      $12,513      $10,902     $10,494     7.32%      1.33%      0.50%
   2/28/89        $11,677      $12,202      $10,819     $10,537    -2.49%      -0.76%     0.41%
   3/31/89        $11,875      $12,486      $10,876     $10,598     2.33%      0.53%      0.58%
   4/30/89        $12,281      $13,134      $11,107     $10,667     5.19%      2.12%      0.65%
   5/31/89        $12,553      $13,666      $11,380     $10,728     4.05%      2.46%      0.57%
   6/30/89        $12,508      $13,588      $11,751     $10,753    -0.57%      3.26%      0.24%
   7/31/89        $13,144      $14,815      $11,996     $10,779     9.03%      2.08%      0.24%
   8/31/89        $13,424      $15,105      $11,810     $10,796     1.96%      -1.55%     0.16%
   9/30/89        $13,284      $15,044      $11,862     $10,831    -0.41%      0.44%      0.32%
  10/31/89        $12,857      $14,695      $12,162     $10,883    -2.32%      2.53%      0.48%
  11/30/89        $13,026      $14,994      $12,271     $10,909     2.04%      0.90%      0.24%
  12/31/89        $12,932      $15,354      $12,290     $10,926     2.40%      0.15%      0.16%
   1/31/90        $12,159      $14,324      $12,121     $11,039    -6.71%      -1.37%     1.03%
   2/28/90        $12,334      $14,509      $12,148     $11,091     1.29%      0.22%      0.47%
   3/31/90        $12,608      $14,893      $12,149     $11,152     2.65%      0.01%      0.55%
   4/30/90        $12,443      $14,522      $12,037     $11,170    -2.49%      -0.92%     0.16%
   5/31/90        $13,187      $15,938      $12,386     $11,195     9.75%      2.90%      0.23%
   6/30/90        $13,087      $15,831      $12,587     $11,256    -0.67%      1.62%      0.54%
   7/31/90        $12,849      $15,781      $12,743     $11,299    -0.32%      1.24%      0.38%
   8/31/90        $11,845      $14,354      $12,558     $11,403    -9.04%      -1.45%     0.92%
   9/30/90        $11,184      $13,655      $12,663     $11,498    -4.87%      0.83%      0.84%
  10/31/90        $10,744      $13,596      $12,831     $11,567    -0.43%      1.33%      0.60%
  11/30/90        $11,426      $14,475      $13,111     $11,593     6.46%      2.18%      0.22%
  12/31/90        $11,808      $14,879      $13,309     $11,593     2.79%      1.51%      0.00%
   1/31/91        $12,622      $15,527      $13,458     $11,662     4.36%      1.12%      0.60%
   2/28/91        $13,042      $16,638      $13,574     $11,680     7.15%      0.86%      0.15%
   3/31/91        $13,267      $17,040      $13,667     $11,697     2.42%      0.69%      0.15%
   4/30/91        $13,435      $17,081      $13,824     $11,715     0.24%      1.15%      0.15%
   5/31/91        $14,035      $17,817      $13,889     $11,750     4.31%      0.47%      0.30%
   6/30/91        $13,492      $17,001      $13,874     $11,784    -4.58%      -0.11%     0.29%
   7/31/91        $13,781      $17,793      $14,049     $11,802     4.66%      1.26%      0.15%
   8/31/91        $14,012      $18,215      $14,372     $11,836     2.37%      2.30%      0.29%
   9/30/91        $14,012      $17,911      $14,672     $11,888    -1.67%      2.09%      0.44%
  10/31/91        $14,222      $18,151      $14,803     $11,906     1.34%      0.89%      0.15%
  11/30/91        $13,635      $17,419      $14,951     $11,941    -4.03%      1.00%      0.29%
  12/31/91        $14,429      $19,412      $15,455     $11,949    11.44%      3.37%      0.07%
   1/31/92        $14,784      $19,051      $15,226     $11,967    -1.86%      -1.48%     0.15%
   2/29/92        $15,198      $19,297      $15,307     $12,010     1.29%      0.53%      0.36%
   3/31/92        $15,109      $18,921      $15,223     $12,071    -1.95%      -0.55%     0.51%
   4/30/92        $15,470      $19,477      $15,314     $12,088     2.94%      0.60%      0.14%
   5/31/92        $15,410      $19,572      $15,611     $12,105     0.49%      1.94%      0.14%
   6/30/92        $15,232      $19,281      $15,840     $12,149    -1.49%      1.47%      0.36%
   7/31/92        $15,531      $20,069      $16,246     $12,174     4.09%      2.56%      0.21%
   8/31/92        $15,201      $19,658      $16,391     $12,208    -2.05%      0.89%      0.28%
   9/30/92        $15,561      $19,888      $16,614     $12,242     1.17%      1.36%      0.28%
  10/31/92        $15,352      $19,956      $16,359     $12,285     0.34%      -1.53%     0.35%
  11/30/92        $15,927      $20,634      $16,345     $12,302     3.40%      -0.09%     0.14%
  12/31/92        $16,473      $20,888      $16,626     $12,294     1.23%      1.72%     -0.07%
   1/31/93        $16,839      $21,063      $16,988     $12,354     0.84%      2.18%      0.49%
   2/28/93        $17,022      $21,350      $17,342     $12,397     1.36%      2.08%      0.35%
   3/31/93        $17,389      $21,800      $17,400     $12,441     2.11%      0.34%      0.35%
   4/30/93        $17,543      $21,273      $17,534     $12,475    -2.42%      0.77%      0.28%
   5/31/93        $17,849      $21,841      $17,526     $12,493     2.67%      -0.05%     0.14%
   6/30/93        $18,110      $21,904      $17,924     $12,510     0.29%      2.27%      0.14%
   7/31/93        $18,018      $21,816      $18,038     $12,510    -0.40%      0.64%      0.00%
   8/31/93        $18,606      $22,643      $18,453     $12,545     3.79%      2.30%      0.28%
   9/30/93        $18,806      $22,469      $18,518     $12,572    -0.77%      0.35%      0.21%
  10/31/93        $19,148      $22,934      $18,594     $12,623     2.07%      0.41%      0.41%
  11/30/93        $18,992      $22,716      $18,384     $12,632    -0.95%      -1.13%     0.07%
  12/31/93        $19,522      $22,991      $18,464     $12,632     1.21%      0.44%      0.00%
   1/31/94        $20,150      $23,773      $18,741     $12,666     3.40%      1.50%      0.27%
   2/28/94        $19,993      $23,128      $18,333     $12,709    -2.71%      -2.18%     0.34%
   3/31/94        $19,349      $22,120      $17,884     $12,753    -4.36%      -2.45%     0.34%
   4/30/94        $19,412      $22,403      $17,735     $12,770     1.28%      -0.83%     0.14%
   5/31/94        $19,633      $22,771      $17,703     $12,779     1.64%      -0.18%     0.07%
   6/30/94        $19,396      $22,213      $17,663     $12,823    -2.45%      -0.23%     0.34%
   7/31/94        $19,745      $22,941      $18,016     $12,857     3.28%      2.00%      0.27%
   8/31/94        $20,284      $23,882      $18,023     $12,909     4.10%      0.04%      0.40%
   9/30/94        $20,046      $23,299      $17,751     $12,944    -2.44%      -1.51%     0.27%
  10/31/94        $20,143      $23,823      $17,731     $12,953     2.25%      -0.11%     0.07%
  11/30/94        $19,472      $22,956      $17,699     $12,970    -3.64%      -0.18%     0.13%
  12/31/94        $19,616      $23,296      $17,816     $12,970     1.48%      0.66%      0.00%
   1/31/95        $19,840      $23,899      $18,158     $13,021     2.59%      1.92%      0.40%
   2/28/95        $20,514      $24,831      $18,580     $13,074     3.90%      2.32%      0.40%
   3/31/95        $20,916      $25,564      $18,704     $13,117     2.95%      0.67%      0.33%
   4/30/95        $21,013      $26,315      $18,964     $13,160     2.94%      1.39%      0.33%
   5/31/95        $21,529      $27,368      $19,759     $13,186     4.00%      4.19%      0.20%
   6/30/95        $21,900      $28,003      $19,917     $13,213     2.32%      0.80%      0.20%
   7/31/95        $22,290      $28,933      $19,839     $13,213     3.32%      -0.39%     0.00%
   8/31/95        $22,420      $29,005      $20,093     $13,247     0.25%      1.28%      0.26%
   9/30/95        $22,843      $30,229      $20,298     $13,274     4.22%      1.02%      0.20%
  10/31/95        $22,777      $30,120      $20,596     $13,317    -0.36%      1.47%      0.33%
  11/30/95        $23,726      $31,443      $20,936     $13,308     4.39%      1.65%     -0.07%
  12/31/95        $23,891      $32,049      $21,244     $13,299     1.93%      1.47%     -0.07%
   1/31/96        $24,616      $33,139      $21,376     $13,377     3.40%      0.62%      0.59%
   2/29/96        $24,846      $33,447      $20,922     $13,420     0.93%      -2.12%     0.32%
   3/31/96        $25,143      $33,768      $20,747     $13,490     0.96%      -0.84%     0.52%
   4/30/96        $25,607      $34,265      $20,604     $13,542     1.47%      -0.69%     0.39%
   5/31/96        $26,005      $35,149      $20,569     $13,568     2.58%      -0.17%     0.19%
   6/30/96        $26,121      $35,282      $20,844     $13,576     0.38%      1.34%      0.06%
   7/31/96        $25,088      $33,723      $20,892     $13,602    -4.42%      0.23%      0.19%
   8/31/96        $25,722      $34,434      $20,842     $13,628     2.11%      -0.24%     0.19%
   9/30/96        $26,604      $36,373      $21,213     $13,671     5.63%      1.78%      0.32%
  10/31/96        $26,973      $37,377      $21,707     $13,715     2.76%      2.33%      0.32%
  11/30/96        $28,244      $40,203      $22,107     $13,741     7.56%      1.84%      0.19%
  12/31/96        $28,050      $39,407      $21,861     $13,741    -1.98%      -1.11%     0.00%
   1/31/97        $28,657      $41,870      $21,887     $13,785     6.25%      0.12%      0.32%
   2/28/97        $28,489      $42,196      $21,933     $13,828     0.78%      0.21%      0.31%
   3/31/97        $28,253      $40,462      $21,672     $13,863    -4.11%      -1.19%     0.25%
   4/30/97        $28,625      $42,877      $21,989     $13,879     5.97%      1.46%      0.12%
   5/31/97        $30,082      $45,489      $22,193     $13,871     6.09%      0.93%     -0.06%
   6/30/97        $30,793      $47,527      $22,460     $13,888     4.48%      1.20%      0.12%
   7/31/97        $32,461      $51,310      $23,147     $13,904     7.96%      3.06%      0.12%
   8/31/97        $31,576      $48,436      $22,888     $13,931    -5.60%      -1.12%     0.19%
   9/30/97        $33,124      $51,091      $23,247     $13,965     5.48%      1.57%      0.25%
  10/31/97        $32,031      $49,384      $23,619     $14,000    -3.34%      1.60%      0.25%
  11/30/97        $32,202      $51,671      $23,744     $13,992     4.63%      0.53%     -0.06%
  12/31/97        $32,326      $52,559      $23,993     $13,975     1.72%      1.05%     -0.12%


GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin Asset Allocation Fund Class I shares to that of the S&P 500 Stock Index, the LB Gov't./ Corp. Bond Index and the CPI based on a $10,000 investment from 5/1/91 to 12/31/97.



                FR. ASSET
               ALLOCATION -              LB GOV/CORP
    DATE         CLASS I      S&P 500    BOND INDEX      CPI     S&P %        LB %         CPI %
----------------------------------------------------------------------------------------------------
   5/1/91         $9,553      $10,000      $10,000     $10,000
   5/31/91        $9,980      $10,431      $10,047     $10,030   4.31%       0.47%         0.30%
   6/30/91        $9,593      $9,953       $10,036     $10,059   -4.58%      -0.11%        0.29%
   7/31/91        $9,799      $10,417      $10,162     $10,074   4.66%       1.26%         0.15%
   8/31/91        $9,963      $10,664      $10,396     $10,103   2.37%       2.30%         0.29%
   9/30/91        $9,966      $10,486      $10,613     $10,148   -1.67%      2.09%         0.44%
  10/31/91       $10,113      $10,626      $10,708     $10,163   1.34%       0.89%         0.15%
  11/30/91        $9,695      $10,198      $10,815     $10,193   -4.03%      1.00%         0.29%
  12/31/91       $10,260      $11,365      $11,179     $10,200   11.44%      3.37%         0.07%
   1/31/92       $10,512      $11,153      $11,014     $10,215   -1.86%      -1.48%        0.15%
   2/29/92       $10,806      $11,297      $11,072     $10,252   1.29%       0.53%         0.36%
   3/31/92       $10,746      $11,077      $11,011     $10,304   -1.95%      -0.55%        0.51%
   4/30/92       $11,000      $11,403      $11,078     $10,318   2.94%       0.60%         0.14%
   5/31/92       $10,957      $11,459      $11,292     $10,333   0.49%       1.94%         0.14%
   6/30/92       $10,830      $11,288      $11,458     $10,370   -1.49%      1.47%         0.36%
   7/31/92       $11,043      $11,749      $11,752     $10,392   4.09%       2.56%         0.21%
   8/31/92       $10,808      $11,509      $11,856     $10,421   -2.05%      0.89%         0.28%
   9/30/92       $11,066      $11,643      $12,018     $10,450   1.17%       1.36%         0.28%
  10/31/92       $10,916      $11,683      $11,834     $10,487   0.34%       -1.53%        0.35%
  11/30/92       $11,325      $12,080      $11,823     $10,501   3.40%       -0.09%        0.14%
  12/31/92       $11,713      $12,229      $12,026     $10,494   1.23%       1.72%        -0.07%
   1/31/93       $11,973      $12,331      $12,289     $10,545   0.84%       2.18%         0.49%
   2/28/93       $12,103      $12,499      $12,544     $10,582   1.36%       2.08%         0.35%
   3/31/93       $12,365      $12,763      $12,587     $10,619   2.11%       0.34%         0.35%
   4/30/93       $12,474      $12,454      $12,684     $10,649   -2.42%      0.77%         0.28%
   5/31/93       $12,692      $12,786      $12,677     $10,664   2.67%       -0.05%        0.14%
   6/30/93       $12,878      $12,824      $12,965     $10,679   0.29%       2.27%         0.14%
   7/31/93       $12,812      $12,772      $13,048     $10,679   -0.40%      0.64%         0.00%
   8/31/93       $13,229      $13,256      $13,348     $10,709   3.79%       2.30%         0.28%
   9/30/93       $13,372      $13,154      $13,395     $10,731   -0.77%      0.35%         0.21%
  10/31/93       $13,615      $13,427      $13,450     $10,775   2.07%       0.41%         0.41%
  11/30/93       $13,504      $13,299      $13,298     $10,783   -0.95%      -1.13%        0.07%
  12/31/93       $13,881      $13,460      $13,356     $10,783   1.21%       0.44%         0.00%
   1/31/94       $14,327      $13,918      $13,557     $10,812   3.40%       1.50%         0.27%
   2/28/94       $14,216      $13,540      $13,261     $10,849   -2.71%      -2.18%        0.34%
   3/31/94       $13,758      $12,950      $12,936     $10,886   -4.36%      -2.45%        0.34%
   4/30/94       $13,803      $13,116      $12,829     $10,901   1.28%       -0.83%        0.14%
   5/31/94       $13,960      $13,331      $12,806     $10,909   1.64%       -0.18%        0.07%
   6/30/94       $13,791      $13,004      $12,776     $10,946   -2.45%      -0.23%        0.34%
   7/31/94       $14,039      $13,431      $13,032     $10,975   3.28%       2.00%         0.27%
   8/31/94       $14,423      $13,981      $13,037     $11,019   4.10%       0.04%         0.40%
   9/30/94       $14,254      $13,640      $12,840     $11,049   -2.44%      -1.51%        0.27%
  10/31/94       $14,322      $13,947      $12,826     $11,057   2.25%       -0.11%        0.07%
  11/30/94       $13,846      $13,440      $12,803     $11,071   -3.64%      -0.18%        0.13%
  12/31/94       $13,947      $13,638      $12,888     $11,071   1.48%       0.66%         0.00%
   1/31/95       $14,107      $13,992      $13,135     $11,115   2.59%       1.92%         0.40%
   2/28/95       $14,587      $14,537      $13,440     $11,160   3.90%       2.32%         0.40%
   3/31/95       $14,872      $14,966      $13,530     $11,197   2.95%       0.67%         0.33%
   4/30/95       $14,941      $15,406      $13,718     $11,233   2.94%       1.39%         0.33%
   5/31/95       $15,308      $16,022      $14,293     $11,256   4.00%       4.19%         0.20%
   6/30/95       $15,572      $16,394      $14,407     $11,278   2.32%       0.80%         0.20%
   7/31/95       $15,849      $16,939      $14,351     $11,278   3.32%       -0.39%        0.00%
   8/31/95       $15,942      $16,981      $14,535     $11,308   0.25%       1.28%         0.26%
   9/30/95       $16,242      $17,697      $14,683     $11,330   4.22%       1.02%         0.20%
  10/31/95       $16,195      $17,634      $14,899     $11,368   -0.36%      1.47%         0.33%
  11/30/95       $16,870      $18,408      $15,144     $11,360   4.39%       1.65%        -0.07%
  12/31/95       $16,987      $18,763      $15,367     $11,352   1.93%       1.47%        -0.07%
   1/31/96       $17,503      $19,401      $15,462     $11,419   3.40%       0.62%         0.59%
   2/29/96       $17,667      $19,582      $15,135     $11,455   0.93%       -2.12%        0.32%
   3/31/96       $17,878      $19,769      $15,007     $11,515   0.96%       -0.84%        0.52%
   4/30/96       $18,208      $20,060      $14,904     $11,560   1.47%       -0.69%        0.39%
   5/31/96       $18,491      $20,578      $14,879     $11,582   2.58%       -0.17%        0.19%
   6/30/96       $18,573      $20,656      $15,078     $11,589   0.38%       1.34%         0.06%
   7/31/96       $17,839      $19,743      $15,113     $11,611   -4.42%      0.23%         0.19%
   8/31/96       $18,289      $20,159      $15,076     $11,633   2.11%       -0.24%        0.19%
   9/30/96       $18,917      $21,294      $15,345     $11,670   5.63%       1.78%         0.32%
  10/31/96       $19,179      $21,882      $15,702     $11,707   2.76%       2.33%         0.32%
  11/30/96       $20,083      $23,536      $15,991     $11,730   7.56%       1.84%         0.19%
  12/31/96       $19,945      $23,070      $15,814     $11,730   -1.98%      -1.11%        0.00%
   1/31/97       $20,376      $24,512      $15,833     $11,767   6.25%       0.12%         0.32%
   2/28/97       $20,257      $24,703      $15,866     $11,804   0.78%       0.21%         0.31%
   3/31/97       $20,089      $23,688      $15,677     $11,833   -4.11%      -1.19%        0.25%
   4/30/97       $20,354      $25,102      $15,906     $11,847   5.97%       1.46%         0.12%
   5/31/97       $21,389      $26,631      $16,054     $11,840   6.09%       0.93%        -0.06%
   6/30/97       $21,895      $27,824      $16,246     $11,855   4.48%       1.20%         0.12%
   7/31/97       $23,081      $30,039      $16,744     $11,869   7.96%       3.06%         0.12%
   8/31/97       $22,452      $28,357      $16,556     $11,891   -5.60%      -1.12%        0.19%
   9/30/97       $23,552      $29,911      $16,816     $11,921   5.48%       1.57%         0.25%
  10/31/97       $22,775      $28,912      $17,085     $11,951   -3.34%      1.60%         0.25%
  11/30/97       $22,897      $30,250      $17,176     $11,944   4.63%       0.53%        -0.06%
  12/31/97       $22,985      $30,771      $17,356     $11,929   1.72%       1.05%        -0.12%

